UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)       August 29, 2006
                                                     ---------------------------

                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-6395                                        95-2119684
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  (Commission File Number)                   (IRS Employer Identification No.)

               200 Flynn Road
           Camarillo, California                                  93012-8790
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   (Address of Principal Executive Offices)                       (Zip Code)

                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 29, 2006, the Registrant issued a press release announcing selected unaudited financial results for its second quarter of fiscal year 2007 that ended July 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 (including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 2.02 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 2.02 in such filing.


Item 7.01 Regulation FD Disclosure

On June 15, 2006 the Company received a Staff Determination letter from the Nasdaq Stock Market indicating that the Company's securities are subject to delisting from The Nasdaq National Market because the Company has not yet filed its Form 10-Q for the fiscal quarter ended April 30, 2006 ("First Quarter Form 10-Q") and is therefore not in compliance with the continued listing standard in Nasdaq Marketplace Rule 4310(c)(14). The Company requested a hearing before a Nasdaq Listing Qualifications Panel ("Panel") to review the Staff Determination and presented its case to the Panel on August 3, 2006.

On July 20, 2006, the Company announced that it expects to restate its financial statements for fiscal years 2002 through 2006. The restatement will also affect financial statements for earlier fiscal years and adjustments for those earlier years will be reflected as part of the opening balances in the financial statements for the restatement period.

On August 29, 2006 the Panel granted the Company's request for additional time to regain compliance and set November 10, 2006 as the date by which the Company must file all required restatements and the First Quarter Form 10-Q.

Also on August 29, 2006 the Company announced that it would be unable to timely file its Form 10-Q for the fiscal quarter ended July 30, 2006 ("Second Quarter Form 10-Q"). This will cause another instance of noncompliance with the continued listing standard in Nasdaq Marketplace Rule 4310(c)(14). The Company expects to file the Second Quarter Form 10-Q by the November 10, 2006 deadline established by Nasdaq with respect to the First Quarter Form 10-Q.

The press release issued by the Company on August 29, 2006 in connection with this matter is attached hereto as Exhibit 99.1 and contains forward looking statements, including with respect to its future performance, plans, and financial results.

The information contained in this Item 7.01 including the exhibit hereto) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 7.01 in such filing.


Item 9.01. Financial Statements and Exhibits

     (c)  Exhibits
          --------

          Exhibit 99.1 Press Release of the Company dated August 29, 2006


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


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2006                                SEMTECH CORPORATION


                                                     By: /s/ David G. Franz, Jr.
                                                         -----------------------
                                                         David G. Franz, Jr.
                                                         Chief Financial Officer


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


                                INDEX TO EXHIBITS


Exhibit Number             Description of Document
--------------             -----------------------

Exhibit 99.1               Press Release of the Company dated August 29, 2006


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